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                                                                    EXHIBIT 32.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Quarterly Report of Greene County Bancshares, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2004 (the "Report"), I, William F. Richmond, Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (1) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ William F. Richmond
                                  ----------------------------------------
                                     William F. Richmond
                                     Senior Vice President, Chief Financial
                                     Officer and Assistant Secretary


Date:  May 7, 2004